UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2023

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3D SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware	001-34220	95-4431352
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 Three D Systems Circle

Rock Hill, South Carolina 29730

(Address of Principal Executive Offices) (Zip Code)

(803) 326-3900

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	DDD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 16, 2023, 3D Systems Corporation (the “Company”) appointed Margaret E. Wicklund as the Company’s Senior Vice President and Chief Accounting Officer, effective immediately. As previously announced, Michael Turner resigned as the Company’s Executive Vice President and Chief Financial Officer, effective October 15, 2023. In connection with her appointment, Ms. Wicklund assumed the role of the Company’s principal accounting officer.

Ms. Wicklund, age 63, has served as the Head of Finance Transformation at the Company since December 2022. Prior to this role, she served as the Senior Vice President and Chief Accounting Officer at American Tire Distributors, Inc. from October 2018 to June 2022 and, from June 2022 to December 2022, Ms. Wicklund served as the Vice President of Finance in a consultive finance role. Ms. Wicklund worked at various roles of increasing responsibility within the Finance organization at Snyder’s-Lance, Inc. (“Snyder’s-Lance”) from 1992 until the 2018 acquisition of Snyder’s-Lance by Campbell Soup Company, serving from 2010 to 2018 as the Senior Vice President, Chief Accounting Officer and Assistant Secretary. Before joining Snyder’s-Lance, Ms. Wicklund held various positions at Deloitte. She holds a Bachelor of Music and Master of Business Administration from Winthrop University. She is a Certified Public Accountant in both North Carolina and South Carolina.

In connection with her appointment, the Compensation Committee of the Board of Directors approved the following compensation for Ms. Wicklund:

•	an annual base salary of $325,000;

•	eligibility to participate in the Company’s 2024 Performance Bonus Plan with a target payout of not less than 50% of her annual base salary;

•	eligibility to participate in the Company’s annual long-term incentive compensation program (beginning in 2024) with a target award value of not less than $400,000 to be issued 50% in restricted stock and 50% in performance-based restricted stock units based on the criteria, terms and conditions applicable to all awards under such plan as approved by the Compensation Committee of the Board of Directors; and

•	an initial restricted stock award for shares of the Company’s common stock with a grant date fair value of $200,000 pursuant to the Company’s Amended and Restated 2015 Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3D SYSTEMS CORPORATION

Date: October 17, 2023	By:	/s/ Andrew M. Johnson
Andrew M. Johnson
Executive Vice President, Chief Corporate Development Officer, Chief Legal Officer and Interim Chief Financial Officer